Acquisitions (Notes)	12 Months Ended
Dec. 31, 2013
Business Combination Disclosure [Text Block]
Acquisition
Biotech International
On November 15, 2013, we acquired 100% of the outstanding equity shares of Biotech International (Biotech), a leading, privately held French orthopaedic extremities company, for approximately $55.0 million in cash and $21.0 million of our common stock, plus additional contingent consideration with an estimated fair value of $4.3 million to be paid upon the achievement of certain revenue milestones in 2014 and 2015. All Wright common stock issued in connection with the transaction is subject to a lockup period of one year. The transaction will significantly expand our direct sales channel in France and international distribution network and add Biotech’s complementary extremity product portfolio to further accelerate growth opportunities in our global extremities business. The operating results from this acquisition are included in the consolidated financial statements from the acquisition date.
The acquisition was recorded by allocating the costs of the assets and liabilities acquired based on their estimated fair values at the acquisition date. The excess of the cost of the acquisition over the fair value of the net assets and liabilities acquired is recorded as goodwill. The following is a summary of the estimated fair values of the assets acquired (in thousands):

Cash and cash equivalents	$252
Accounts receivable	5,400
Inventory	5,814
Prepaid and other current assets	303
Property, plant and equipment	2,573
Intangible assets	15,500
Accounts payable and accrued liabilities	(2,091)
Deferred tax liability - current	(52)
Deferred tax liability - noncurrent	(3,939)
Net assets acquired	23,760

Goodwill	56,455
Total purchase consideration	$80,215

The above purchase price allocation is considered preliminary and is subject to revision when the valuation of intangible assets is finalized upon receipt of the final valuation report for those assets from a third party valuation expert.
The goodwill is attributable to the workforce of the acquired business and strategic opportunities that arose from the acquisition of Biotech. The goodwill is not expected to be deductible for tax purposes.
Of the estimated $15.5 million of acquired intangible assets, $9.8 million was assigned to customer relationships (12 year life), $4.8 million was assigned to purchased technology (10 year life), and $0.9 million was assigned to trademarks (2 year life).
The acquired business contributed revenues of $1.9 million and operating loss of $0.8 million to our consolidated results from the date of acquisition through December 31, 2013. Our consolidated results of operations would not have been materially different than reported results had the Biotech acquisition occurred at the beginning of 2012 and therefore, pro forma financial information has not been presented.
BioMimetic Therapeutics, Inc.
On March 1, 2013, we acquired 100% of the outstanding equity shares of BioMimetic, a publicly traded company specializing in the development and commercialization of innovative products to promote the healing of musculoskeletal injuries and diseases, including therapies for orthopedic, sports medicine and spine applications. The transaction combined BioMimetic's biologics platform and pipeline with our established sales force and product portfolio, to further accelerate growth opportunities in our Extremities business. The operating results from this acquisition are included in the consolidated financial statements from the acquisition date.
Under the terms of the Agreement and Plan of Merger, each share of BioMimetic common stock was canceled and converted into the right to receive: (1) $1.50 in cash; (2) 0.2482 of a share of our common stock; and (3) one tradable CVR. Each CVR entitles its holder to receive additional cash payments of up to $6.50 per share, which are payable upon receipt of FDA approval of Augment® Bone Graft and upon achieving certain revenue milestones. In addition, each holder of a BioMimetic stock option, whether such stock option was vested or unvested, was permitted to elect for all or any portion of such stock option to be exercised in full or on a net basis, by agreeing (if exercised on a net basis) to exchange in the merger the shares of BioMimetic stock subject to such stock option being exercised, and, in connection with such exchange, relinquish a portion of the merger consideration otherwise payable pursuant to such shares. On the completion of the merger, any such stock option that was not exercised was assumed by us and converted into a stock option at a conversion rate of 0.522106 to acquire a number of shares of our common stock (rounded to the nearest whole share).
The fair value of consideration transferred is as follows (in thousands):

Fair value of Wright shares issued at an exchange ratio of 0.2482 shares of Wright for one share of BioMimetic(1)	$165,893
Cash transferred (2)	41,336
Contingent Value Rights (3)	70,120
Value of previously vested BioMimetic stock options converted into Wright stock options (at specified exchange ratio) (4)	2,868
Withholding tax component related to BioMimetic exercised stock options (merger consideration tendered to cover remaining unpaid value of employees' portion) (5)	2,419
Fair value of Wright's investment in BioMimetic held before the merger (6)	10,676
Total value of consideration transferred	$293,312

(1)
The fair value of our shares of $165,893 was calculated by multiplying the (a) BioMimetic shares outstanding as of February 28, 2013, 28.3 million shares, less our prior investment in BioMimetic of 1.13 million shares, and (b) the BioMimetic shares issued for exercises of BioMimetic stock options immediately prior to the merger, 1.1 million shares, by (c) the exchange ratio of 0.2482 and (d) $23.83, the closing trading price of our common stock on March 1, 2013. The fair value of the Wright shares was offset by the value of the stock component of merger consideration that would have been received by option holders of 0.2 million BioMimetic stock options. These BioMimetic stock options were exercised immediately prior to the merger, but were tendered, along with the associated CVRs, to BioMimetic to cover $1.4 million of the total employee portion of the statutory withholding tax.

(2)
The cash transferred of $41,336 was calculated by multiplying the (a) BioMimetic shares outstanding as of February 28, 2013, 28.3 million shares, less our prior investment in BioMimetic of 1.13 million shares and (b) the BioMimetic shares issued for exercises of BioMimetic stock options immediately prior to the merger, 1.1 million shares, by (c) $1.50 per share to be received by BioMimetic stockholders. The cash component of merger consideration was offset by the value of the cash component of merger consideration that would have been received by option holders to cover $1.0 million of the total employee portion of the statutory withholding tax.

(3)
Each CVR entitles its holder to receive an additional $3.50 per share upon approval by the FDA of Augment® Bone Graft; an additional $1.50 per share the first time aggregate sales of specified products exceed $40 million during a consecutive 12-month period and an additional $1.50 per share the first time aggregate sales of specified products exceed $70 million during a consecutive 12-month period. The CVRs are publicly traded and will terminate on the earlier of the six-year anniversary of the completion of the merger or the payment date for the second product sales milestone.

The fair value assigned to the CVRs and the associated liability related to payments under the contingent value rights agreement of $70.5 million is based upon the CVRs' market opening price of $2.50 per CVR as of March 4, 2013, the first day of trading of the CVRs, and the quantity of CVRs issued. The fair value of the CVRs was offset by the value of the CVR component of merger consideration that would have been received by option holders of 0.2 million BioMimetic stock options. This value was tendered along with the stock options to cover $1.4 million of the total employee portion of the statutory withholding tax.
The fair value of the CVRs at December 31, 2013 of $9.0 million is recorded in the “Accrued expenses and other current liabilities” line of the consolidated balance sheet. The fair value of the CVRs and the associated liability related to payments under the CVR agreement are remeasured at the end of each reporting period based on the closing trading price on the last business day of the period and the number of CVRs outstanding as of that date. Changes in fair value are recognized in results of operations.

(4)
In accordance with FASB ASC Section 805, Business Combinations, the consideration transferred by us for BioMimetic includes $2.9 million for the fair value of certain BioMimetic stock options attributable to precombination service.

For purposes of calculating the consideration transferred, the fair value based measure of the BioMimetic vested options was determined on a grant-by-grant basis using the Black-Scholes option pricing model with the following assumptions: (i) the closing market price of BioMimetic common stock of $9.49 on February 28, 2013; (ii) an expected remaining life considering the original expected life for the options, the remaining service period and the contractual life of the option as of March 1, 2013; (iii) volatility based on a blend of the historical stock price volatility of common stock over the most recent period equivalent to the expected life of the options; and (iv) the risk-free interest rate based on published U.S. Treasury yields for notes with comparable terms as the expected life of the options. The fair value measurement of our replacement options was completed using the same assumptions except the closing market price of our common stock of $23.83 on March 1, 2013 was used instead of the BioMimetic common stock closing price.

(5)
The withholding tax component of $2.4 million represents the merger consideration tendered to BioMimetic in connection with the exercise of 0.2 million BioMimetic stock options, immediately prior to the merger, to cover the employee portion of the statutory withholding tax, consisting of the sum of (1) the value of the stock component of merger consideration, along with the associated CVRs, to cover $1.4 million of the statutory withholding tax and (2) the cash component of merger consideration that would have been received by option holders to cover $1.0 million of the withholding tax.

(6)
As of February 28, 2013, we held 1.13 million shares of BioMimetic as an available-for-sale (AFS) marketable security carried at an aggregate fair value of $10.7 million based on the closing market price of BioMimetic common stock of $9.49. The cumulative unrealized gain on this investment based on the fair value determined at closing was recognized as a gain of $7.8 million. This gain was recorded in “Other (income) expense, net” in the consolidated statement of operations for the twelve months ended December 31, 2013.

The following is a summary of the estimated fair values of the net assets acquired (in thousands):

Cash and cash equivalents	$10,577
Marketable securities	16,882
Accounts receivables	1,595
Inventories	4,418
Prepaid and other current assets	4,234
Property, plant and equipment	2,976
Intangible assets	95,100
Deferred tax asset - noncurrent	24,495
Other long-term assets	1,133
Accounts payable and accrued liabilities	(6,003)
Capital leases	(118)
Deferred tax liability - current	(219)
Other liabilities	(2)
Net assets acquired	155,068

Goodwill	138,244
Total purchase consideration	$293,312

The goodwill is attributable to the workforce of the acquired business and strategic opportunities that arose from the acquisition of BioMimetic. The goodwill is not expected to be deductible for tax purposes.
Of the $95.1 million of acquired intangible assets, $1.6 million was assigned to acquired technology (13 year useful life), $3.9 million was assigned to trademarks (indefinite useful life), $1.3 million was assigned to a non-compete agreement (2 year useful life), and $88.3 million was assigned to IPRD (indefinite useful life). The weighted average amortization period of the finite-lived intangibles acquired is approximately 10 years.

The contractual value of accounts receivable approximates fair value. Prepaid and other current assets includes $3.5 million, which represents the fair value of a contingent gain associated with disputed provisions of a license agreement with Luitpold Pharmaceuticals, Inc. During the second quarter of 2013, this dispute was settled for $3.5 million, and payment was received.
During the third quarter of 2013, we received a not approvable letter from the FDA in response to our Pre-Market Approval application for Augment® Bone Graft for use as an alternative to autograft in hindfoot and ankle fusion procedures. We have filed an appeal with the FDA regarding its decision. On October 31, 2013 the FDA notified us it has elected to convene a Dispute Resolution Panel to consider the scientific issues in dispute before making a decision on our appeal. While we believe our appeal has strong merits, we were required to evaluate assets associated with the BioMimetic acquisition for impairment based upon the information we had as of September 30, 2013. Ultimately, we recognized an intangible impairment charge of approximately $88.1 million and a goodwill impairment charge of $115.0 million in the three months ended September 30, 2013 for the amount by which the carrying value of these assets exceeded the fair value. See Note 12 for further discussion of our impairment analysis. Further, we recognized a $3.2 million charge for noncancelable inventory commitments for the raw materials used in the manufacture of Augment® Bone Graft, which we have estimated will expire unused. These charges are included within “BioMimetic impairment charges” on our consolidated statement of operations. We further recognized a reduction of deferred tax liabilities associated with the impaired intangible assets, resulting in an income tax benefit of $34.3 million.
The acquired business contributed revenues of $3.6 million and operating loss of $26.6 million to our consolidated results from the date of acquisition through December 31, 2013, which does not include the amounts described above that were recorded as BioMimetic impairment charges during the three months ended September 30, 2013. Our consolidated results include $4.5 million of transaction expenses and $6.4 million of transition expenses recognized in the twelve months ended December 31, 2013.
The following unaudited pro forma summary presents our continuing operations financial results if the business combination had occurred on January 1, 2012:

	Pro Forma Year Ended December 31, 2013	Pro Forma Year Ended December 31, 2012
Revenue from continuing operations	$242,945	$216,577
Net loss from continuing operations	(284,480)	(38,926)
Net loss from continuing operations per share, basic	(6.13)	(0.85)
Net loss from continuing operations per share, diluted	(6.13)	(0.85)

The pro forma net loss for the year ended December 31, 2012 includes non-recurring items for the (a) $7.8 million gain on remeasurement of our previously held investment in BioMimetic, (b) $2.2 million of stock-based compensation expense related to the incremental fair value of replacement awards attributed to precombination service, (c) $6.6 million of stock-based compensation expense related to the acceleration of vesting of previously unvested BioMimetic awards exercised in connection with the acquisition, (d) $0.2 million of compensation expense related to retention agreements for which employees have no further service commitments to obtain the payments, (e) $0.6 million of severance expense directly attributable to the acquisition, and (f) $9.0 million of transaction costs incurred by BioMimetic and us.
WG Healthcare Limited
On January 7, 2013, we acquired 100% of the outstanding equity shares of WG Healthcare Limited, a United Kingdom company (WG Healthcare), for approximately $7.6 million, plus additional contingent consideration with an estimated fair value of $2.2 million to be paid over the next five years subject to the achievement of certain revenue milestones. We acquired the facility, inventory, infrastructure and all other assets and liabilities associated with WG Healthcare's business.
The operating results from this acquisition are included in the consolidated financial statements from the acquisition date. The two former owners of WG Healthcare have joined us as full-time employees.
The acquisition was recorded by allocating the costs of the assets acquired based on their estimated fair values at the acquisition date. The excess of the cost of the acquisition over the fair value of the assets acquired is recorded as goodwill. The following is a summary of the estimated fair values of the assets acquired (in thousands):

Cash	$458
Accounts receivable	1,052
Inventory	1,640
Property, plant and equipment	330
Intangible assets	4,748
Accounts payable	(1,550)
Deferred tax liability - current	(43)
Deferred tax liability - noncurrent	(1,139)
Total net assets acquired	5,496

Goodwill	4,341
Total purchase consideration	$9,837

The goodwill is attributable to the workforce of the acquired business and strategic opportunities that arose from the acquisition of WG Healthcare. The goodwill is not expected to be deductible for tax purposes.
Of the $4.7 million of acquired intangible assets, $1.9 million was assigned to trademarks (indefinite life), $0.8 million was assigned to completed technology (7 year life), $0.3 million was assigned to non-compete agreements (3 year life), and $1.7 million was assigned to customer relationships (15 year life). The weighted average amortization period of the finite-lived intangibles acquired is approximately 11 years.
The acquired business contributed revenues of $4.6 million and operating loss of $1.3 million to our consolidated results from the date of acquisition through December 31, 2013. Our consolidated results of operations would not have been materially different than reported results had the WG Healthcare acquisition occurred at the beginning of 2012 and therefore, pro forma financial information has not been presented.